                                                                   EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 20, 2001, in the Registration Statement on Form S-1, Amendment No. 2 to the Registration Statement on Form S-3, of Spatializer Audio Laboratories, Inc.

/s/ Farber & Hass LLP
Oxnard, California
July 26, 2001